SETTLEMENT AGREEMENT


     This SETTLEMENT AGREEMENT is made this 24th day of February, 2004 by and among ENERGY CORPORATION OF AMERICA, a West Virginia corporation (the "Company") and MACKAY SHIELDS LLC, a Delaware limited liability company; DEBT STRATEGIES FUND, INC., a Maryland corporation; MERRILL LYNCH HIGH CURRENT INCOME FUND, a series of MERRILL LYNCH VARIABLE SERIES FUNDS, INC., a New Jersey corporation; HIGH INCOME PORTFOLIO, a series of MERRILL LYNCH BOND FUND, INC., a Maryland corporation; SENIOR HIGH INCOME PORTFOLIO, INC., a Maryland corporation; HIGH YIELD PORTFOLIO, a series of MERRILL LYNCH SERIES FUND, INC., a New Jersey corporation; INCOME STRATEGIES PORTFOLIO a series of MERRILL LYNCH GLOBAL INVESTMENT SERIES, a Luxembourg entity; and U.S. HIGH YIELD FUND, a series of MERRILL LYNCH INTERNATIONAL INVESTMENT FUNDS, a Luxembourg entity (collectively the "Noteholders"). Capital terms used herein but not defined shall have the meanings ascribed thereto in the Indenture (as defined below).

     WHEREAS, on December 27, 2001 an informal committee (the "Informal Committee") representing holders of more than fifty percent (50%) of the 9 1/2% Senior Subordinated Notes due 2007 (the "Notes") issued under that certain Indenture dated as of May 23, 1997 between the Company and the Bank of New York, as Trustee (the "Indenture") issued a Notice of Default under the Indenture in which the Informal Committee alleged that the Company failed to make an Asset Sale Offer as required by

Section 4.9 of the Indenture in the amount of the Excess Proceeds resulting from the sale by the Company of its subsidiary, Mountaineer Gas Company; and

     WHEREAS, on December 28, 2001 the Company filed a Complaint for Declaratory Judgment in the United States District Court for the Southern District of West Virginia, Huntington Division, styled Energy Corporation of America, Plaintiff
v. MacKay Shields, LLC, AXP Variable Portfolio Income Series, Inc., Income Trust, American Express Financial Advisers, Inc., Debt Strategies Fund, Inc., Merrill Lynch Investment Managers, LP, Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Bond Fund, Inc., Senior High Income Portfolio, Inc., and Merrill Lynch Series Fund, Inc., Civil Action No. 3:01-1317 (the "Civil Action") seeking a determination that the Company properly calculated the amount of Net Proceeds resulting from the sale of Mountaineer Gas Company and that it was not in default under the Indenture because there were no Excess Proceeds; and

     WHEREAS, the Noteholders disputed the Company's interpretation of Net Proceeds under the Indenture and further asserted a counterclaim against the Company in which they alleged that the sale of Mountaineer Gas Company constituted a sale of substantially all of the Company's assets; and

     WHEREAS, the District Court found that the Company was not in default under the Indenture and dismissed the Noteholders' Counterclaim; and

     WHEREAS, the Noteholders appealed the District Court's decision to the Fourth Circuit Court of Appeals and in its decision dated December 15, 2003 the Fourth Circuit Court of Appeals reversed the District Court's decision with respect to the calculation of Net Proceeds and remanded the case to the District Court; and

     WHEREAS, the Noteholders allege that the amount of Excess Proceeds is $43 million and the Company disputes such allegation; and

     WHEREAS, the Company and the Noteholders desire to resolve such dispute without further litigation;

     NOW, THEREFORE, the parties have agreed to settle all issues arising from the matters alleged in the Civil Action on the terms and conditions set forth herein. Nothing contained herein shall be deemed an admission by any of the parties as to the validity of any claim which was asserted in the Civil Action.

     1.     REPURCHASE  OF  NOTES.  In  settlement of the dispute and all claims
            ---------------------
asserted in the Civil Action, the Company agrees to repurchase a total of $38 million of Notes (i) by commencing within five (5) business days of the execution of this Settlement Agreement an Asset Sale Offer to repurchase $4 million of Notes, (ii) by making and consummating an Asset Sale Offer to repurchase an additional $17 million of Notes within one hundred and eighty
(180) consecutive days of the execution of this Settlement Agreement, and (iii) by making and consummating an Asset Sale Offer to repurchase an additional $17 million of Notes within three hundred and sixty (360) consecutive days of the execution of this Settlement Agreement. All Asset Sale Offers shall be made in accordance with the procedures set forth in Section 3.9 of the Indenture and subject to documentation reasonably acceptable to the Noteholders, (such acceptance not to be unreasonably withheld, conditioned or delayed).

     2.     WAIVER OF DEFAULT. Upon consummation of the initial Asset Sale Offer
            -----------------
in the amount of $4 million, the Noteholders shall withdraw and waive the Notice of Default issued to the Company on December 27, 2001 (the "Notice of Default") and
deliver  written  notice  thereof  to  the  Company substantially in the form of
Exhibit  A  hereto;  provided  that,  upon  the  occurrence of any of the events
         -
described in paragraph 3, the Notice of Default shall be reinstated with full force and effect, effective immediately as of December 27, 2001. The Noteholders and the Company shall also submit to the District Court for the Southern District of West Virginia an agreed Dismissal Order, dismissing with prejudice the Civil Action substantially in the form of Exhibit B hereto.
                                                                       -

     3.     FAILURE  TO  REPURCHASE  NOTES.  If  the  Company  fails  to make or
            ------------------------------
consummate the Asset Sale Offer(s) and related repurchase(s) as and when scheduled above and in accordance with Section 3.9 of the Indenture, (i) the total amount of Notes to be repurchased by the Company shall be $43 million and the Company shall immediately make and consummate an Asset Sale offer for such amount; (ii) such failure shall be treated as a failure to pay the principal amount of the Notes triggering an automatic Event of Default and an immediate right to accelerate under the Indenture, without any requirement of notice or opportunity to cure of any kind; (iii) the Company shall reimburse the Noteholders for their attorney's fees and expenses incurred through the date of this Settlement Agreement; and (iv) the Notice of Default issued to the Company on December 27, 2001 shall be reinstated with full force and effect, effective immediately as of December 27, 2001.

     4.     COMPANY  NOT  TO PARTICIPATE IN ASSET SALE OFFERS. The Company shall
            --------------------------------------------------
not make or consummate any Asset Sale Offer in respect of or repurchase any Notes purchased or held by the Company or any Affiliate.

     5.     INCURRENCE OF INDEBTEDNESS. The Company hereby covenants that, until
            --------------------------
all of the Company's obligations under paragraph one, or paragraph three, as the case may be, above, are satisfied in full, it shall not grant or suffer to exist any Indebtedness not in existence as of the date hereof except Permitted Indebtedness (other than under clause (b)(ii) or clause (i) of the definition of Permitted Indebtedness set forth in section 4.7 of the Indenture) and Indebtedness incurred solely for the purpose of satisfying the Company's obligations to the Noteholders under paragraph one, or paragraph three, as the case may be, above.

     6.     LIMITATION ON LIENS. The Company hereby covenants that, until all of
            -------------------
the Company's obligations under paragraph one, or paragraph three, as the case may be, above, are satisfied in full, it shall not grant or suffer to exist any Liens not in existence as of the date hereof, except Permitted Liens and Liens granted with respect to Indebtedness incurred solely for the purpose of satisfying the Company's obligations to the Noteholders under paragraph one, or paragraph three, as the case may be, above.

     7.     EXECUTORY  ACCORD.  The  agreements  contained  herein constitute an
            -----------------
executory accord under Section 15-501 et seq., of the New York General Obligations Law and the Noteholders shall be entitled to, among other rights, the benefit of Section 15-501(3) upon any failure of performance by the Company.

     8.     ASSIGNABILITY.  This Settlement Agreement shall be assignable by the
            -------------
Noteholders, or any one or more of the Noteholders, without the consent of the Company or any other Noteholder.

     9.     OWNERSHIP INTEREST OF NOTEHOLDERS. Each Noteholder severally and not
            ----------------------------------
jointly represents that as of the date of this Settlement Agreement such Noteholder owns, or represents the beneficial owners of, Notes in the respective amounts set forth on Exhibit C hereto.
                                  -

     10.     RESERVATION  OF REMEDIES. Except as expressly set forth herein, the
             ------------------------
Noteholders reserve the right to exercise any and all of their rights and remedies available to them as holders of Notes under the Indenture or otherwise, and nothing contained in this Settlement Agreement shall be deemed to limit, waive, release or modify any of the Noteholders' rights, remedies or claims, in any way, all of which rights, remedies and claims are expressly reserved.

     11.     COUNTERPARTS.  This  Settlement Agreement may be executed in one or
             ------------
more counterparts, each of which will be deemed to be an original copy of this Settlement Agreement and all of which, when taken together, will be deemed to constitute one and the same Settlement Agreement.

     12.     TIME  OF  THE  ESSENCE.  Time is of the essence with respect to the
             ----------------------
undertakings  of  the  parties  contained  herein  or  contemplated  hereby.

     13.     GOVERNING  LAW.  The substantive law of the State of New York shall
             --------------
govern  and  be  used  to  construe  this  Settlement  Agreement.

     14.     AMENDMENTS, WAIVERS, ETC. No modification, amendment, waiver of any
             ------------------------
provision of, or consent required by, this Settlement Agreement, nor any consent to any departure from the terms of this Settlement Agreement, shall be effective unless it is in writing and signed by each party to this Settlement Agreement. Any such modification, amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which it was given. The failure of any party to enforce, or any delay by any party in enforcing, any right, power or privilege hereunder shall not operate as a waiver of any such right, power or privilege, nor preclude any further exercise of such right, power or privilege.

     IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the date first above written.

ENERGY  CORPORATION  OF  AMERICA,
A  WEST  VIRGINIA  CORPORATION

By:___________________________________
Its:__________________________________


MACKAY  SHIELDS,  LLC,
a  Delaware  limited  liability  company

By:___________________________________
Its:__________________________________


DEBT  STRATEGIES  FUND,  INC.,
a  Maryland  corporation

By:___________________________________
Its:__________________________________


MERRILL  LYNCH  HIGH  CURRENT
INCOME  FUND,  A  SERIES  OF
MERRILL  LYNCH  VARIABLE  SERIES
FUNDS,  INC.,
a  New  Jersey  corporation

By:___________________________________
Its:__________________________________


HIGH  INCOME  PORTFOLIO,  A  SERIES  OF
MERRILL  LYNCH  BOND  FUND,  INC.,
a  Maryland  corporation

By:___________________________________
Its:__________________________________

SENIOR  HIGH  INCOME  PORTFOLIO,  INC.,
a  Maryland  corporation

By:___________________________________
Its:__________________________________



HIGH  YIELD  PORTFOLIO,
A SERIES OF MERRILL LYNCH SERIES FUND, INC., a New Jersey corporation

By:___________________________________
Its:__________________________________


INCOME  STRATEGIES  PORTFOLIO
A  SERIES  OF  MERRILL  LYNCH  GLOBAL
INVESTMENT  SERIES,
a  Luxembourg  entity

By:___________________________________
Its:__________________________________


U.S.  HIGH  YIELD  FUND,
A  SERIES  OF  MERRILL  LYNCH  INTERNATIONAL
INVESTMENT  FUNDS,
a  Luxembourg  entity

By:___________________________________
Its:__________________________________

                                    EXHIBIT A

                   (NOTICE OF WITHDRAWAL OF NOTICE OF DEFAULT)

                                               EXHIBIT  A  TO
                                               SETTLEMENT  AGREEMENT






                                     _______________,  2004



John  Mork,  President  &  CEO
Energy  Corporation  of  America
4643  5.  Ulster  Street
Denver,  CO  80327


                            NOTICE OF WITHDRAWAL AND
                            ------------------------
                           WAIVER OF NOTICE OF DEFAULT
                           ---------------------------


Dear  Mr.  Mork:

     Pursuant to paragraph 2 of that certain Settlement Agreement dated ___________ 2004 (the "Settlement Agreement") by and among Energy Corporation of America, a West Virginia corporation (the "Company") and Mackay Shields, LLC, a Delaware limited liability company; Debt Strategies Fund, Inc., a Maryland corporation; Merrill Lynch High Current Income Fund, a series of Merrill Lynch Variable Series Funds, Inc., a New Jersey corporation; High Income Portfolio, a series of Merrill Lynch Bond Fund, Inc., a Maryland corporation; Senior High Income Portfolio, Inc., a Maryland corporation; High Yield Portfolio, a series of Merrill Lynch Series Fund, Inc., a New Jersey corporation; Income Strategies Portfolio a series of Merrill Lynch Global Investment Series, a Luxembourg entity; and U.S. High Yield Fund, a series of Merrill Lynch International Investment Funds, a Luxembourg entity (collectively the "Noteholders"), you are hereby notified that, subject in all respect to the terms and conditions of the Settlement Agreement, the Notice of Default dated December 27, 2001 issued by an informal committee (including, among others, the Noteholders) representing holders of more than fifty percent (50%) of the 9 1/2% Senior Subordinated Notes due 2007 issued under that certain Indenture dated as of May 23, 1997 between the Company and the Bank of New York, as Trustee is hereby withdrawn and the asserted Default described in said Notice of Default is hereby waived.

                            [signature page follows]

Sincerely,

MACKAY  SHIELDS,  LLC,
a  Delaware  limited  liability  company

By:___________________________________
Its:__________________________________


DEBT  STRATEGIES  FUND,  INC.,
a  Maryland  corporation

By:___________________________________
Its:__________________________________


MERRILL  LYNCH  HIGH  CURRENT
INCOME  FUND,  A  SERIES  OF
MERRILL  LYNCH  VARIABLE  SERIES
FUNDS,  INC.,
a  New  Jersey  corporation

By:___________________________________
Its:__________________________________


HIGH  INCOME  PORTFOLIO,  A  SERIES  OF
MERRILL  LYNCH  BOND  FUND,  INC.,
a  Maryland  corporation

By:___________________________________
Its:__________________________________

SENIOR  HIGH  INCOME  PORTFOLIO,  INC.,
a  Maryland  corporation

By:___________________________________
Its:__________________________________


HIGH  YIELD  PORTFOLIO,  A  SERIES  OF
MERRILL  LYNCH  SERIES  FUND,  INC.,
a  New  Jersey  corporation

By:___________________________________
Its:__________________________________


INCOME  STRATEGIES  PORTFOLIO
A  SERIES  OF  MERRILL  LYNCH  GLOBAL
INVESTMENT  SERIES,
a  Luxembourg  entity

By:___________________________________
Its:__________________________________


U.S.  HIGH  YIELD  FUND,  A  SERIES  OF
MERRILL  LYNCH  INTERNATIONAL
INVESTMENT  FUNDS,
a  Luxembourg  entity

By:___________________________________
Its:__________________________________

                                    EXHIBIT B

                                (DISMISSAL ORDER)

                                                    EXHIBIT  B
                                                    TO  SETTLEMENT  AGREEMENT




                       IN THE UNITED STATES DISTRICT COURT
                FOR  THE  SOUTHERN  DISTRICT  OF  WEST  VIRGINIA


ENERGY  CORPORATION  OF  AMERICA,
a  West  Virginia  corporation,

                    Plaintiff,

                                                  Civil  Action  No.  3:01-1317

v.

MACKAY  SHIELDS  LLC,
a  Delaware  limited  liability  company;
AXP VARIABLE PORTFOLIO INCOME SERIES, INC., a Minnesota corporation;
INCOME  TRUST,  A  DIVISION  OR  AFFILIATE  OF
AMERICAN EXPRESS FINANCIAL ADVISORS, INC., a Delaware corporation;
DEBT  STRATEGIES  FUND,  INC.,
a  Maryland  corporation;
MERRILL LYNCH INVESTMENT MANAGERS, L.P., a limited partnership;
MERRILL LYNCH VARIABLE SERIES FUNDS, INC., a New Jersey corporation;
MERRILL  LYNCH  BOND  FUND,  INC.,
a  Maryland  corporation;
SENIOR  HIGH  INCOME  PORTFOLIO,  INC.,
a  Maryland  corporation;  and
MERRILL  LYNCH  SERIES  FUND,  INC.,
a  New  Jersey  corporation,

                    Defendants.


                                 DISMISSAL ORDER
                                 --------- -----

     This day came the Plaintiff, Energy Corporation of America, by its attorneys, Thomas R. Goodwin, Tammy J. Owen and Johnny M. Knisely II, and came

Defendants, MacKay Shields LLC; AXP Variable Portfolio Income Series, Inc.; Income Trust, a division or affiliate of American Express Financial Advisors, Inc.; Debt Strategies Fund, Inc.; Merrill Lynch Investment Managers, L.P.; Merrill Lynch Variable Series Funds, Inc.; Merrill Lynch Bond Fund, Inc.; Senior High Income Portfolio, Inc.; and Merrill Lynch Series Fund, Inc., by their attorneys, Mark F. Pomerantz, Daniel J. Leffell, and Rebecca A. Betts; whereupon, the parties, by and through their attorneys, announced unto the Court that all matters in difference between the Plaintiff and the Defendants have been adjusted, compromised and settled, and the parties, by and through their attorneys, moved the Court to dismiss said action with prejudice to the Plaintiff and the Counterclaim with prejudice to the Defendants, and there being no objection thereto, and the Court perceiving of none, it is, therefore, accordingly

     ORDERED that said action be, and it hereby is, dismissed with prejudice to the parties as to their respective claims and is retired from the docket of this Court.

     The Clerk of the Court is hereby directed to send certified copies of this Dismissal Order to all counsel of record.



     ENTERED  this  _____  day  of  ________________,  2004.



                                                _______________________________
                                                HONORABLE  ROBERT  C.  CHAMBERS
                                                UNITED  STATES  DISTRICT  JUDGE

Presented  by:


_________________________________________
THOMAS  R.  GOODWIN  (WVSB  #1435)
TAMMY  J.  OWEN  (WVSB  #5552)
JOHNNY  M.  KNISELY  II  (WVSB  #4968)
GOODWIN  &  GOODWIN,  LLP
300  Summers  Street,  Suite  1500
P.     0.  Box  2107
Charleston,  West  Virginia  25328-2107
(304)  346-7000

Counsel  for  Plaintiff



Approved  by:


_________________________________________
MARK  F.  POMERANTZ
DANIEL  J.  LEFFELL
Paul,  Weiss,  Rifkind,  Wharton  &  Garrison
1285  Avenue  of  the  Americas
New  York,  New  York  10019-6064
212-373-3000


REBECCA  A.  BETTS  (WVSB  #329)
ALLEN,  GUTHRIE  McHUGH  &  THOMAS,  PLLC
Laidley  Tower
500  Lee  Street,  E.,  Suite  800
Charleston,  West  Virginia  25301
(304)  345-7250

Counsel  for  Defendants





                                      3













                                    EXHIBIT C

                              (OWNERSHIP OF NOTES)


NAME OF INSTITUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  AMOUNT OF NOTES
Mackay Shields, LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     44,696,000
Debt Strategies Fund, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      3,250,000
Merrill Lynch High Current Income Fund, a series of Merrill Lynch Variable Series Funds, Inc.  $      4,000,000
High Income Portfolio, a series of Merrill Lynch Bond Fund, Inc.. . . . . . . . . . . . . . .  $     26,000,000
Senior High Income Portfolio, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $      1,500,000
High Yield Portfolio, a series of Merrill Lynch Series Fund, Inc. . . . . . . . . . . . . . .  $      2,000,000
Income Strategies Portfolio a series of Merrill Lynch Global Investment Series. . . . . . . .  $     10,100,000
U.S. High Yield Fund, a series of Merrill Lynch International Investment Funds. . . . . . . .  $      4,000,000
TOTAL:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     95,546,000